Exhibit 99.1

Exhibit 99.1

ENTERPRISE MOBILITY – SIMPLIFIED

David Flynn, President and CEO June 2014

Forward-Looking Statements & Non-GAAP Financial Measures

This presentation includes forward-looking statements, including, without limitation, statements relating to the expected market size and opportunity for our products and business, the potential for future growth and revenue, the possibility of future operational efficiencies, the potential for future migration from devices to cloud-based delivery of products and services, our ability to scale our sales model, compete effectively, attract and retain end-customers and further penetrate our existing customer base, our long-term financial goals and any future operational expectations, goals and trends. All statements other than statements of historical facts contained herein are forward-looking statements. These forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by the forward-looking statements as a result of these risks and uncertainties. Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our quarterly report on Form 10-Q we filed with the Securities and Exchange Commission (“SEC”) on May 13, 2014 under the Securities Exchange Act of 1934. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our Registration Statement on Form S-1 (File No. 333-193939), as amended, filed with the Securities and Exchange Commission.

Aerohive’s SEC filings are available on the Investor Relations section of our website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

In addition to the U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. See the Appendix for reconciliation between each non-GAAP measure and the most comparable GAAP measure. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data.

© 2014 Aerohive Networks 2

Mobility Changes Everything

Aerohive Networks

Investment Highlights

Disruptive enterprise mobility company

•	Technology: Controller-less architecture, cloud-based platform
•	Cost: Up to 64% lower acquisition cost, up to 71% lower operating cost*
•	Go to Market: Flexible “Land and Expand”

Proven solution for over 14,000 end-customers

History of rapid revenue growth at attractive non-GAAP gross margins

*	Company estimates. See slides 10 and 11 for sources and calculations

© 2014 Aerohive Networks

+90% CAGR

$107.1

$71.2

$34.0

$15.6

2010 2011 2012 2013

Revenue ($mm)

4

Legacy Enterprise Networks

Architected for Basic Connectivity

Rigid Centralized Control & Enforcement

Employee

Guest Employee

Employee

Employee

Employee Guest Employee Guest

ENTERPRISE DATA CENTER ENTERPRISE CLIENTS

© 2014 Aerohive Networks

5

Mobility Revolution

Breaks Legacy Enterprise Networks

Control

New users and mobility context

Scale Billions of new mobile devices, pervasive access

Legacy Enterprise Networks

Applications New services, new data sets

Complexity!

© 2014 Aerohive Networks

What Enterprises Need

NO CONTROLLERS!

ENTERPRISE

DATA CENTER

ENTERPRISE CLOUD SERVICES

MOBILITY APPLICATIONS

UNIFIED MOBILITY PLATFORM

MOBILITY MANAGEMENT

MOBILE-CENTRIC NETWORK EDGE

© 2014 Aerohive Networks

7

Aerohive Solution

Cloud Managed Mobility Platform

CLOUD MANAGEMENT

SECURITY

SIMPLICIT INSIGHT

SCALABIL

DATA & MOBILITY APPLICATIONS

UNIFIED Controller-less Branch Routers Mobility Optimized MOBILITY Wi-Fi Switches

INFRASTRUCTURE

Client Management Agents

© 2014 Aerohive Networks

8

Disruptive Technology

Controller-less Wi-Fi Eliminates Painful Trade-Offs

CONTROLLERS EVERYWHERE

•	High Functionality
•	High Cost
•	High Resilience
•	High Complexity

CENTRALIZED CONTROLLER

•	Lower Functionality
•	Lower Cost
•	Low Resilience
•	Still Complicated

AEROHIVE: NO CONTROLLERS NEEDED – INTELLIGENCE AT THE EDGE

Scalable Performance High Functionality High Resilience Low Cost Low Complexity

Ideal architecture for cloud & .11ac

© 2014 Aerohive Networks 9

Disruptive Price Point

Aerohive List Price vs. Cisco List Price

Highly Distributed

1,000 Sites, 3,000 APs1

Large # Regional Sites

200 Sites, 12,000 APs2

Centralized Campus

10 Buildings, 5,000 APs3

$ 10

$ 8

Millions $ 6

$ 4

$ 2

$ 0

64 % less

$ 30 $ 25 $ 20 $ 15 $ 10 $ 5 $ 0

58 % less

$ 8

$ 6

Millions $ 4

$ 2

$ 0

27 % less

APs Management Controllers Redundant Controllers*

Company * Typical Cisco estimates enterprise based deployments on Cisco list require pricing redundant from various controllers public sources for high including availability. www.cisco.com and Aerohive list pricing. For illustrative purposes only.

Note: 1. Aerohive Comparisons list price do 3,000 not x reflect 121 APs, discounts HiveManager to list prices Online which Mgmt. may & 5 be yrs. typically support offered vs. Cisco in a list commercial price1,000 x transaction. 2504-5 Controllers, 3,000 x Aironet-1600 APs, Prime Mgmt. & 5 yrs. support. 2. 3. Aerohive Aerohive list list price price 12,000 5,000 x x121 121 APs, APs HiveManager & HiveManager Online Online Mgmt. Mgmt. & 5 & yrs. 5 yrs. support support vs. vs. Cisco Cisco list list price price 10 200 x 5508 x 5508 -500- 100 Controllers, Controllers, 5,000 12,000 x Aironet x Aironet -1600, -1600 APs, APs, Prime Prime Mgmt. Mgmt. & 5 & yrs. 5 support. yrs. Support

© 2014 Aerohive Networks 10

Disruptive Operating Costs

Aerohive Cost vs. Controller-Based Solutions


Highly Distributed
1,000 Sites, 3,000 APs
$1
$0
Millions
71% less
Alternative Controller-based Solutions
Aerohive NETWORKS
Large # Regional Sites
200 Sites, 12,000 APs
$2
$0
Millions
56% less
Alternative Controller-based Solutions
Aerohive NETWORKS
Centralized Campus
10 Buildings, 5,000 APs
$1
$0
Millions
38% less
Alternative Controller-based Solutions
Aerohive NETWORKS
Deployment / Installation
Ongoing Management
Data Center / Infrastructure Costs
Training / Skills Development

Company estimates based on primary market research and economic modeling conducted by Enterprise Strategy Group, Inc., commissioned by the Company. Analysis published 3/17/2014. For illustrative purposes only. Key model assumptions: $.13 kWh of power, $20,000 burdened cost of 1 rack of data center space excluding power, redundant controllers required (if applicable), 3 IT FTEs receiving training from vendor, fully-burdened annual cost for average IT administrator of $112,000, three-year modeled time horizon.

*Operational costs modeled are based on workflows associated with: Access point configuration and installation, controller configuration and installation, access point and controller software updates and patching, policy changes and reconfigurations, wireless network trouble shooting, and staff training.

© 2014 Aerohive Networks

11

Disruptive Go-to-Market Model

Customers Start Small and Grow

Easy to Get Started

•	14K+ end customers1
•	1,350+ new in Q1
•	Easy evaluation & installation
•	Effective for large and small customers
•	Inside or outside sales, working with channel

Easy to Expand

•	Additional locations
•	Additional infrastructure
•	Additional applications
•	Larger role for channel

59%2

of business from repeat customers

1. Number defined as end-customers holding or having held licenses to Aerohive products and software subscriptions and services.

2. Based on Company prepared analysis of bookings from Q2 2013 – Q1 2014

© 2014 Aerohive Networks 12

Broadly Applicable Solution

Focused Go-To-Market Strategy

Customer Size (Revenue)

$10B

$4B

$1B

$100M

$50M

Small

Business

Solution Applicability:

Broad range of customer sizes, industries

Largest enterprises often require longer, more complex sales process

Go to Market Focus:

Mid- to large-sized enterprises with emphasis on key target verticals

Retail Healthcare Education

Distributed Enterprise

Small businesses often do not require our advanced feature set

© 2014 Aerohive Networks 13

Proven Customer Success

Chick-fil-A

1,700+ restaurants

Simple and scalable management

Why Aerohive?
Simplicity

The School District of Palm Beach County — Reach for Excellence

200+ schools and administrative buildings

Wireless access for 176,000 students, 20,000 staff and teachers

Why Aerohive?
Scalability

Memorial Hermann

12 hospitals, 200+ clinics

Visibility and control of medical applications

Why Aerohive?
Security

© 2014 Aerohive Networks
14

Competitors' Fractured Offerings

Aerohive has the Only Complete Solution

Aerohive NETWORKS

SCALABLE MOBILITY PLATFORM WITH UNIFIED MANAGEMENT

Aruba Legacy
Controller complexity

Cisco Airespace
Controller complexity

Cisco Unified Access
Requires new switches

Aruba Instant
Advanced capabilities require controller

Cisco Meraki
SMB reliability and features

Enterprise Features
Large Sites

Simplicity & Lower Cost
Small Sites

© 2014 Aerohive Networks
15

Large, Expanding Markets

Growing Core Large Adjacent Emerging Mobility WLAN Market Markets Applications Market

$3.9 billion

ENTERPRISE WLAN MARKET

Billion

$8.0 $6.0 $4.0 $2.0 $0.0

ENTERPRISE WLAN FORECAST

$1.6 billion

BRANCH ROUTER MARKET

$10.1 billion

ETHERNET EDGE SWITCH MARKET

$0.8 billion

MOBILITY APPLICATIONS

MARKET

Source: $3.9 Mar billion 2013, Enterprise Enterprise WLAN Edge Market Report and 4Q13 $10.1 published billion Ethernet Mar 2013, Edge and Switch 2013-2018 Market Enterprise in 2013 Edge per Dell’Oro’s Forecast Wireless Report, published LAN Report Jan 4Q13 2014. Report, In our roadshow Router Worldwide presentation and Regional we use the Market term Size “Wi -and Fi” to Forecast refer to the Report, Enterprise published WLAN March Market. 2014. $1.6 $0.8 billion billion Branch Mobility Router Applications Market in Market 2013 per in 2012 Infonetics’ per Gartner’s Enterprise Magic Quadrant for Mobile Device Management Software Report, published May 2013.

© 2014 Aerohive Networks 16

Strong, Increasing Margin Profile

Non-GAAP Gross Margin

Non-GAAP Sales & Marketing Expense, as % of Revenue

67% 64% 60% 54%

69%

65%

59%

52%

2010 2011 2012 2013 2010 2011 2012 2013

See Appendix for reconciliation between each non-GAAP measure and the most comparable GAAP measure.

© 2014 Aerohive Networks 17

Growing Deferred Revenue

$30.6

In $ millions

$16.7

$4.2

$1.9

FY10 FY11 FY12 FY13

Software subscriptions and service Product

© 2014 Aerohive Networks 18

Experienced Management Team

David Flynn Gordy Brooks

CEO, President SVP, CFO

Changming Liu David Greene

CTO & Co-Founder SVP, CMO

Dean Hickman-Smith Steve Debenham

SVP, Worldwide Field Ops VP, General Counsel

& Secretary

© 2014 Aerohive Networks 19

Investment Highlights

Disruptive approach to enterprise mobility Scalable, simple, and secure mobility platform Significant customer cost advantages

Land-and-Expand model, demonstrated repeat buying Rapid customer acquisition – over 14,000 end-customers Track record of end-customer and revenue growth Investing for long-term growth Experienced management team

© 2014 Aerohive Networks 20

APPENDIX

GAAP –

Non-GAAP Reconciliation

($ in millions) FY 2010 FY 2011 FY 2012 FY 2013

Revenue $15.6 $34.0 $71.2 $107.1

GAAP gross profit $8.4 $20.4 $45.2 $71.5

Stock based compensation 0.0 0.0 0.0 0.1

Amortization of acquired intangibles 0.0 0.0 0.2 0.2

Non-GAAP gross profit $8.4 $20.4 $45.4 $71.8

Non-GAAP gross profit margin as a percentage of revenue 54% 60% 64% 67%

Operating expenses

GAAP R&D expense $5.5 $9.7 $16.1 $25.7

Stock based compensation 0.1 0.1 0.3 0.9

Non-GAAP R&D Expense $5.4 $9.6 $15.8 $24.8

Non-GAAP R&D expense as a percentage of revenue 35% 28% 22% 23%

GAAP S&M expense $10.8 $22.4 $42.8 $57.8

Stock based compensation 0.1 0.2 0.5 1.6

Non-GAAP S&M expense $10.7 $22.2 $42.3 $56.2

Non-GAAP S&M expense as a percentage of revenue 69% 65% 59% 52%

GAAP G&A expense $1.8 $3.0 $8.5 $17.7

Stock based compensation 0.0 0.2 0.3 1.7

Non-GAAP G&A expense $1.8 $2.8 $8.2 $16.0

Non-GAAP G&A expense as a percentage of revenue 12% 8% 12% 15%

Total Non-GAAP operating expense $17.9 $34.5 $66.3 $97.0

Non-GAAP operating income (loss) $(9.5) $(14.1) $(20.9) $(25.2)

Non-GAAP operating income (loss) as a percentage of revenue (61)% (41)% (29)% (24)%

© 2014 Aerohive Networks 24

GAAP –
Non-GAAP Reconciliation

($ in millions)	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	FY 2012	FY 2013
Revenue	**$12.5**	**$16.2**	**$21.7**	**$20.8**	**$19.8**	**$28.0**	**$29.0**	**$30.3**	**$71.2**	**$107.1**
GAAP gross profit	$8.1	$10.0	$13.9	$13.2	$12.8	$19.0	$19.2	$20.5	$45.2	$71.5
Stock based compensation	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.1
Amortization of acquired intangibles	0.0	0.0	0.1	0.1	0.0	0.1	0.1	0.0	0.2	0.2
Non-GAAP gross profit	$8.1	$10.0	$14.0	$13.3	$12.8	$19.1	$19.4	$20.5	$45.4	$71.8
Non-GAAP gross profit margin as a percentage of revenue	**65%**	**62%**	**65%**	**64%**	**65%**	**68%**	**67%**	**68%**	**64%**	**67%**
Operating expenses										
GAAP R&D expense	$3.0	$3.0	$5.0	$5.1	$5.8	$6.7	$6.5	$6.7	$16.1	$25.7
Stock based compensation	0.0	0.1	0.1	0.1	0.1	0.2	0.2	0.4	0.3	0.9
Non-GAAP R&D Expense	$3.0	$2.9	$4.9	$5.0	$5.7	$6.5	$6.3	$6.3	$15.8	$24.8
Non-GAAP R&D expense as a percentage of revenue	**24%**	**18%**	**23%**	**24%**	**29%**	**23%**	**22%**	**21%**	**22%**	**23%**
GAAP S&M expense	$7.7	$10.8	$11.1	$13.2	$12.9	$14.6	$14.5	$15.8	$42.8	$57.8
Stock based compensation	0.1	0.1	0.1	0.2	0.3	0.3	0.3	0.7	0.5	1.6
Non-GAAP S&M expense	$7.6	$10.7	$11.0	$13.0	$12.6	$14.3	$14.2	$15.1	$42.3	$56.2
Non-GAAP S&M expense as a percentage of revenue	**61%**	**66%**	**51%**	**63%**	**64%**	**51%**	**49%**	**50%**	**59%**	**52%**
GAAP G&A expense	$1.2	$1.7	$2.1	$3.5	$3.9	$3.9	$4.9	$5.0	$8.5	$17.7
Stock based compensation	0.0	0.1	0.1	0.1	0.3	0.3	0.4	0.7	0.3	1.7
Non-GAAP G&A expense	$1.2	$1.6	$2.0	$3.4	$3.6	$3.6	$4.5	$4.3	$8.2	$16.0
Non-GAAP G&A expense as a percentage of revenue	**10%**	**10%**	**9%**	**16%**	**18%**	**13%**	**16%**	**14%**	**12%**	**15%**
Total Non-GAAP operating expense	**$11.8**	**$15.2**	**$17.9**	**$21.4**	**$21.9**	**$24.4**	**$25.0**	**$25.7**	**$66.3**	**$97.0**
Non-GAAP operating income (loss)	**$(3.7)**	**$(5.2)**	**$(3.9)**	**$(8.1)**	**$(9.1)**	**$(5.3)**	**$(5.6)**	**$(5.2)**	**$(20.9)**	**$(25.2)**
Non-GAAP operating income (loss) as a percentage of revenue	**(30)%**	**(32)%**	**(18)%**	**(39)%**	**(46)%**	**(19)%**	**(19)%**	**(17)%**	**(29)%**	**(24)%**

© 2014 Aerohive Networks
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